UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2008

Date of reporting period: April 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

April 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Portfolio”) for the annual reporting period ended April 30, 2008. Please note, shares of this Portfolio are offered exclusively through registered investment advisers approved by the Adviser.

Investment Objective and Policies

The Portfolio’s investment objective is high current income. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Portfolio may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Portfolio normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Portfolio will not invest in unrated corporate debt securities. The Portfolio has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Portfolio will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Portfolio also may invest in convertible debt securities; invest up to 10% of its assets in inflation-protected securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero coupon securities and “payment-in-kind” debentures; and make secured loans of portfolio securities.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Lehman Brothers (LB) U.S. Credit Index, for the six- and 12-month periods ended April 30, 2008.

The Portfolio underperformed the benchmark for the six- and 12-month periods ended April 30, 2008, as the credit crisis intensified and spreads continued to widen across non-government sectors of the fixed-income markets. The Portfolio’s corporate security selection—particularly its allocation to financial and hybrid capital securities—detracted from performance for both periods. An overweight in BBB-rated issues and an underweight in the non-corporate portion of the benchmark also detracted from performance. The Portfolio’s shorter-than-benchmark duration and underweight in long-maturity corporates was a contributor to performance.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the annual period ended April 30, 2008. Investor risk aversion significantly increased, leading to a wholesale flight from risk with little regard for

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively to inject liquidity into the financial system and lowered official rates from 5.25% to 2.00% at the end of the reporting period.

Central banks in Europe, Canada and Australia also acted to inject liquidity into the system, though they have not matched the Fed’s interest-rate cuts, as inflation is a greater concern in many of those regions. The Fed’s larger interest-rate cuts also put more pressure on the U.S. dollar, which has fallen significantly against other major currencies in the 12-month period under review. Despite aggressive central-bank action, investor sentiment remained fragile at the end of the period.

For the 12-month period, credit markets posted a return of 3.84%, according to Lehman Brothers, and underperformed duration-neutral Treasuries by -6.64%. Treasuries, benefiting from the global flight to quality, posted the strongest returns. Similarly, the non-corporate sector of the credit markets at 8.28% outperformed corporates, at 3.06%. Most individual corporate industries posted positive returns, with noncyclicals such as supermarkets at 8.40%, consumer products at 6.78% and food/beverage at 6.21% outperforming. Conversely, some of the weakest-performing industries were in the cyclical sector, which tends to underperform during difficult economic periods. Underperformers included home construction at -6.13%, which lagged during most of the reporting period, as well as textile at -4.28% and airlines at -2.95%. Intermediate credit, which returned 4.82%, outperformed long credit at 1.00%, as longer-maturity securities were negatively impacted by market volatility. By quality, higher-rated quality tiers outperformed, with AAA-rated debt returning 4.40%, followed by AA at 3.33%, A at 1.69% and BBB-rated debt at 0.67%.

During the period under review, the Portfolio held an allocation to Treasuries, with an underweight in investment-grade corporates and long maturities and an overweight in BBB credit. Limited liquidity drove valuations in non-government sectors to historic lows against Treasuries, providing some of the most attractive opportunities in a decade, particularly in financials. Consequently, the Portfolio’s Corporate Income Shares Investment Team (the “Team”) added to the Portfolio’s financial holdings during the 12-month period. The Portfolio’s duration exposure was positioned close to the benchmark.

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. The Portfolio is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Portfolio have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Credit Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index comprises the LB U.S. Corporate Index and the LB U.S. Non-Corporate Credit Index (the non-native currency subcomponent of the LB U.S. Government-Related Index). An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. This Portfolio can utilize leverage as an investment strategy. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s investments. The Portfolio may create leverage through the use of derivatives. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. The Portfolio is subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objective, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares	0.98%	2.38%

Lehman Brothers U.S. Credit Index	2.02%	3.84%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 12/11/06* TO 4/30/08

*Since the Portfolio’s Commencement of Operations on 12/11/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Corporate Income Shares (from 12/11/06 to 4/30/08) as compared to the performance of the Portfolio’s benchmark.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2008
Returns

1 Year	2.38%
Since Commencement of Operations*	2.46%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
Returns

1 Year	2.47%
Since Commencement of Operations*	2.16%

The Portfolio’s current prospectus fee table shows the Portfolio’s total operating expense ratio as 0.35% and the Portfolio’s net expense ratio as 0.00%, reflecting the fact that the Adviser is absorbing all expenses of operating the Portfolio, except extraordinary expenses, and is waiving any fees from the Portfolio. The Portfolio is an integral part of “wrap fee” programs sponsored by investment advisers unaffiliated with the Portfolio or the Adviser. Typically, participants in these programs pay a “wrap” fee to their investment adviser for all costs and expenses of the wrap-fee program, including investment advice and portfolio execution. Absent reimbursements or waivers, performance would have been lower.

*	Commencement of Operations Date: 12/11/06.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Historical Performance

FUND EXPENSES

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007		Ending Account Value April 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,009.84	$1,024.86	$0.00	$0.00
*	Expenses are equal to the Fund’s annualized expense ratio of 0.00%. The Fund’s expenses are borne by the Adviser or it affiliates.

**	Assumes 5% return before expenses.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Fund Expenses

PORTFOLIO SUMMARY

APRIL 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $86.8

*	All data are as of April 30, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The issuer classifications presented herein are based on the Lehman Brothers Fixed Income Indices developed by Lehman Brothers. The fund components are divided either into duration, country, bond ratings or corporate sectors as classified by Lehman Brothers. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 90.8%
Industrial – 46.6%
Basic – 4.2%
Alcoa, Inc. 5.55%, 2/01/17	$555	$534,137
6.50%, 6/01/11	155	161,072
Dow Chemical Co. 5.75%, 12/15/08	525	530,560
7.375%, 11/01/29	465	501,029
Eastman Chemical Co. 7.25%, 1/15/24	305	312,665
Meadwestvaco Corp. 6.85%, 4/01/12	95	96,348
PPG Industries, Inc. 5.75%, 3/15/13	385	394,965
United States Steel Corp. 6.05%, 6/01/17	550	523,088
Weyerhaeuser Co. 7.375%, 3/15/32	205	205,804
8.50%, 1/15/25	360	387,188

		3,646,856

Capital Goods – 3.9%
Caterpillar, Inc. 7.375%, 3/01/97	445	490,370
CRH America, Inc. 5.30%, 10/15/13	695	652,980
General Electric Co. 5.00%, 2/01/13	95	96,911
5.25%, 12/06/17	520	517,497
Masco Corp. 4.80%, 6/15/15	680	588,356
5.875%, 7/15/12	460	439,068
McDonnell Douglas Corp. 9.75%, 4/01/12	70	82,940
Mohawk Industries, Inc. 6.125%, 1/15/16	525	505,943

		3,374,065

Communications - Media – 5.1%
CBS Corp. 5.625%, 8/15/12	220	219,031
Comcast Cable Communications Holdings, Inc. 8.875%, 5/01/17	175	204,375
9.455%, 11/15/22	455	553,423
Comcast Cable Communications, Inc. 6.20%, 11/15/08	125	125,948
Gannett Co., Inc. 5.75%, 6/01/11	175	174,582
6.375%, 4/01/12	660	663,901

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Historic TW, Inc. 9.125%, 1/15/13	$80	$89,946
News America Holdings, Inc. 8.875%, 4/26/23	415	484,267
RR Donnelley & Sons Co. 4.95%, 4/01/14	675	627,728
5.50%, 5/15/15	210	198,900
TCI Communications, Inc. 7.875%, 2/15/26	150	164,988
Time Warner Cos, Inc. 7.57%, 2/01/24	120	125,496
Time Warner Entertainment Co. LP 8.875%, 10/01/12	350	387,849
Turner Broadcasting System, Inc. 8.375%, 7/01/13	350	381,823

		4,402,257

Communications - Telecommunications – 7.2%
Ameritech Capital Funding Corp. 6.45%, 1/15/18	605	644,684
6.55%, 1/15/28	760	734,551
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	565	568,023
CenturyTel, Inc. Series L 7.875%, 8/15/12	485	525,630
Embarq Corp. 6.738%, 6/01/13	660	658,502
Nextel Communications, Inc. Series D 7.375%, 8/01/15	670	536,000
Qwest Corp. 5.625%, 11/15/08	545	544,319
7.625%, 6/15/15	185	185,462
8.875%, 3/15/12	280	295,400
Sprint Capital Corp. 6.875%, 11/15/28	235	182,712
Sprint Nextel Corp. 6.00%, 12/01/16	155	126,325
US Cellular Corp. 6.70%, 12/15/33	135	116,236
Valor Telecommunications Enterprises LLC/Finance Corp. 7.75%, 2/15/15	55	56,867
Verizon New York, Inc. Series B 7.375%, 4/01/32	595	632,816
Verizon Virginia, Inc. Series A 4.625%, 3/15/13	460	445,097

		6,252,624

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.7%
Johnson Controls, Inc. 5.50%, 1/15/16	$635	$633,558

Consumer Cyclical - Other – 1.3%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	560	575,035
Toll Brothers Finance Corp. 5.15%, 5/15/15	620	542,225

		1,117,260

Consumer Cyclical - Restaurants – 0.3%
Yum! Brands, Inc. 8.875%, 4/15/11	265	291,647

Consumer Cyclical - Retailers – 2.6%
Home Depot, Inc. 5.40%, 3/01/16	645	609,921
JC Penney Corp. Inc. 7.95%, 4/01/17	225	231,321
Kohls Corp. 6.25%, 12/15/17	255	247,618
Limited Brands, Inc. 5.25%, 11/01/14	530	450,113
7.60%, 7/15/37	85	69,891
Macys Retail Holdings, Inc. 6.30%, 4/01/09	525	523,547
Nordstrom, Inc. 7.00%, 1/15/38	160	155,296

		2,287,707

Consumer Non-Cyclical – 15.4%
Abbott Laboratories 4.35%, 3/15/14	715	706,378
Allergan, Inc. 5.75%, 4/01/16	520	520,757
AmerisourceBergen Corp. 5.875%, 9/15/15	750	726,632
Amgen, Inc. 4.85%, 11/18/14	540	525,570
Anheuser-Busch Cos, Inc. 6.50%, 2/01/43	565	591,489
Archer-Daniels-Midland Co. 8.375%, 4/15/17	605	719,017
Bristol-Myers Squibb Co. 6.875%, 8/01/97	495	495,288
Bunge Ltd. Finance Corp. 5.35%, 4/15/14	705	655,771
5.875%, 5/15/13	365	365,805
Clorox Co. 4.20%, 1/15/10	210	209,497

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ConAgra Foods, Inc. 9.75%, 3/01/21	$300	$394,474
Fortune Brands, Inc. 5.125%, 1/15/11	705	700,581
HJ Heinz Finance Co. 6.00%, 3/15/12	135	139,777
Kraft Foods, Inc. 5.625%, 11/01/11	370	378,458
6.25%, 6/01/12	655	680,161
The Kroger Co. 7.50%, 4/01/31	435	485,862
Merck & Co., Inc. 4.375%, 2/15/13	475	481,948
4.75%, 3/01/15	645	640,875
Reynolds American, Inc. 7.30%, 7/15/15	165	171,403
7.625%, 6/01/16	385	407,857
Safeway, Inc. 7.25%, 2/01/31	570	626,096
Sara Lee Corp. 3.875%, 6/15/13	340	317,345
Schering-Plough Corp. 5.55%, 12/01/13	585	599,313
Tyson Foods, Inc. 6.60%, 4/01/16	565	561,185
UST, Inc. 6.625%, 7/15/12	585	618,477
Wyeth 6.95%, 3/15/11	580	620,330

		13,340,346

Energy – 0.9%
Duke Capital LLC 8.00%, 10/01/19	155	171,525
Halliburton Co. 7.60%, 8/15/96(a)	240	264,631
The Premcor Refining Group, Inc. 7.50%, 6/15/15	366	381,656

		817,812

Services – 0.6%
The Western Union Co. 5.93%, 10/01/16	515	507,945

Technology – 3.2%
Computer Sciences Corp. 5.50%, 3/15/13(a)	280	281,272
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	680	692,936

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

International Business Machines Corp. 7.125%, 12/01/96	$445	$490,613
Motorola, Inc. 6.50%, 9/01/25-11/15/28	560	449,098
Oracle Corp. 5.75%, 4/15/18	377	383,834
Xerox Corp. 6.40%, 3/15/16	325	331,169
7.625%, 6/15/13	100	103,501

		2,732,423

Transportation - Airlines – 0.6%
Southwest Airlines Co. 5.25%, 10/01/14	550	516,708

Transportation - Railroads – 0.6%
CSX Corp. 7.90%, 5/01/17	460	509,592

		40,430,800

Financial Institutions – 38.5%
Banking – 15.6%
Bank One Corp. 5.25%, 1/30/13	410	413,941
BankAmerica Capital II Series 2 8.00%, 12/15/26	237	241,022
Citicorp, Inc. Series MTNF 6.375%, 11/15/08	180	181,882
Citigroup, Inc. 4.875%, 5/07/15	570	531,711
5.00%, 9/15/14	565	538,481
5.85%, 7/02/13	510	516,040
6.125%, 8/25/36	115	105,559
Comerica Bank 5.75%, 11/21/16	560	531,109
Credit Suisse USA, Inc. 5.125%, 8/15/15	550	541,540
Deutsche Bank Financial, Inc. 7.50%, 4/25/09	310	318,849
Fifth Third Bank 4.75%, 2/01/15	395	353,166
Fifth Third Capital Trust IV 6.50%, 4/15/37(b)	345	252,919
First Union Institutional Capital I 8.04%, 12/01/26	360	358,558
FleetBoston Financial Corp. 6.875%, 1/15/28	180	188,679
HSBC Bank USA 4.625%, 4/01/14	475	462,282
JP Morgan & Co. 6.00%, 1/15/09	260	263,025

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPM Chase Capital XXV Series Y 6.80%, 10/01/37	$300	$284,306
JPMorgan Chase & Co. 5.375%, 1/15/14	515	527,839
M&I Marshall & Ilsley Bank 4.85%, 6/16/15	300	276,025
Manufacturers & Traders Trust Co. 5.629%, 12/01/21(b)	270	245,433
MBNA Corp. Series MTNF 7.50%, 3/15/12	495	543,077
National City Bank/Cleveland OH 5.80%, 6/07/17	395	326,900
National City Corp. 5.75%, 2/01/09	255	248,737
Popular North America, Inc. Series MTNE 3.875%, 10/01/08	750	746,849
RBS Capital Trust I 4.709%, 7/01/13(b)	340	286,547
RBS Capital Trust III 5.512%, 9/30/14(b)	500	421,617
SouthTrust Corp. 5.80%, 6/15/14	500	511,766
Sovereign Bank 5.125%, 3/15/13	335	306,365
State Street Corp. 5.375%, 4/30/17	95	92,461
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(b)	555	485,738
Union Bank of California 5.95%, 5/11/16	555	519,374
Union Planters Corp. 7.75%, 3/01/11	341	352,195
Wachovia Corp. 4.875%, 2/15/14	200	194,989
5.625%, 12/15/08	320	321,634
Washington Mutual, Inc. 4.20%, 1/15/10	14	12,740
5.25%, 9/15/17	245	208,250
Wells Fargo & Co. 4.375%, 1/31/13	525	519,351
4.625%, 4/15/14	100	97,420
Zions Bancorporation 5.50%, 11/16/15	155	135,714
5.65%, 5/15/14	75	70,266

		13,534,356

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brokerage – 8.4%
Ameriprise Financial, Inc. 5.65%, 11/15/15	$200	$197,517
The Bear Stearns Co., Inc. 3.25%, 3/25/09	520	512,448
5.55%, 1/22/17	575	556,357
7.625%, 12/07/09	515	530,270
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	114	113,978
5.00%, 1/15/11	695	702,468
5.125%, 1/15/15	155	152,797
5.625%, 1/15/17	150	144,953
6.125%, 2/15/33	815	768,927
7.35%, 10/01/09	31	32,217
Lehman Brothers Holdings, Inc. 5.75%, 5/17/13	545	537,009
7.875%, 8/15/10	70	72,665
8.80%, 3/01/15	430	459,092
Merrill Lynch & Co., Inc. 4.79%, 8/04/10	110	107,570
6.00%, 2/17/09	525	526,365
6.11%, 1/29/37	440	371,151
Morgan Stanley 5.05%, 1/21/11	535	530,897
5.30%, 3/01/13	160	159,683
6.75%, 4/15/11	595	617,725
7.25%, 4/01/32	130	135,435
Schwab Capital Trust I 7.50%, 11/15/37(b)	145	131,102

		7,360,626

Finance – 5.8%
American Express Co. 4.75%, 6/17/09	237	237,369
Capital One Bank 5.00%, 6/15/09	275	273,508
Capital One Financial Corp. 6.15%, 9/01/16	555	503,163
CIT Group, Inc. 3.375%, 4/01/09	135	124,441
5.40%, 2/13/12-1/30/16	1,010	841,075
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	378	346,101
General Electric Capital Corp. 6.375%, 11/15/67(b)	520	520,501
HSBC Finance Capital Trust IX 5.911%, 11/30/35(b)	570	473,665
International Lease Finance Corp. 5.625%, 9/20/13	530	522,147

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

IStar Financial, Inc. Series 1 5.875%, 3/15/16	$175	$147,000
Series B 5.95%, 10/15/13	535	465,450
SLM Corp. 5.05%, 11/14/14	385	320,844
5.45%, 4/25/11	290	257,177

		5,032,441

Insurance – 6.0%
Ace INA Holdings, Inc. 5.875%, 6/15/14	515	531,611
Aetna, Inc. 6.00%, 6/15/16	360	359,771
American International Group, Inc. 6.25%, 3/15/37	495	436,437
Assurant, Inc. 5.625%, 2/15/14	110	105,039
Fund American Cos, Inc. 5.875%, 5/15/13	635	621,203
GE Global Ins 7.00%, 2/15/26	290	293,381
Genworth Financial Inc. 4.95%, 10/01/15	510	474,137
Genworth Financial, Inc. 6.15%, 11/15/66(b)	575	481,529
Hartford Financial Services Group, Inc. 6.10%, 10/01/41	330	303,283
Humana, Inc. 6.45%, 6/01/16	215	210,891
Marsh & McLennan Cos, Inc. 5.15%, 9/15/10	295	290,231
5.375%, 7/15/14	165	162,243
Prudential Financial, Inc. 4.50%, 7/15/13	285	278,413
5.15%, 1/15/13	130	129,026
The Travelers Cos, Inc. 6.25%, 6/20/16	230	238,574
UnitedHealth Group, Inc. 4.125%, 8/15/09	158	157,747
4.875%, 3/15/15	140	128,450

		5,201,966

REITS – 2.7%
ERP Operating LP 5.25%, 9/15/14	560	525,464
Health Care Property Investors, Inc. 5.65%, 12/15/13	585	533,018
Health Care REIT, Inc. 6.20%, 6/01/16	585	524,379

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 3.75%, 1/30/09	$200	$198,103
5.625%, 8/15/14	575	568,152

		2,349,116

		33,478,505

Utility – 5.7%
Electric – 4.2%
Carolina Power & Light Co. 5.95%, 3/01/09	226	229,562
Consolidated Edison Co Of New 5.375%, 12/15/15	115	114,737
Constellation Energy Group, Inc. 4.55%, 6/15/15	140	127,539
Dominion Resources, Inc. 7.50%, 6/30/66(b)	370	343,152
Series 06-B 6.30%, 9/30/66(b)	315	288,015
Exelon Corp. 4.45%, 6/15/10	295	294,552
FPL Group Capital, Inc. 7.375%, 6/01/09	190	196,912
Midamerican Energy Co. 4.65%, 10/01/14	575	568,366
Nisource Finance Corp. 5.40%, 7/15/14	710	671,623
6.15%, 3/01/13	130	130,892
Pacific Gas & Electric Co. 4.80%, 3/01/14	195	194,390
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67(b)	370	315,336
Public Service Company of Colorado Series 10 7.875%, 10/01/12	170	191,675

		3,666,751

Natural Gas – 1.5%
Colorado Interstate Gas Co. 6.80%, 11/15/15	115	120,781
Energy Transfer Partners LP 6.125%, 2/15/17	535	535,478
Enterprise Products Operating LP 7.50%, 2/01/11	360	381,343
Kinder Morgan Energy Partners LP 7.40%, 3/15/31	95	98,627
Southern Union Co. 7.60%, 2/01/24	60	61,201
Williams Co., Inc. 7.625%, 7/15/19	85	91,800

		1,289,230

		4,955,981

Total Corporates - Investment Grades (cost $81,514,091)		78,865,286

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 6.1%
Treasuries – 6.1%
U.S. Treasury Bonds 4.50%, 2/15/36	$990	$991,702
5.00%, 5/15/37	2,530	2,741,888
U.S. Treasury Notes 4.25%, 11/15/17	1,500	1,558,125

Total Governments - Treasuries (cost $5,021,252)		5,291,715

CORPORATES - NON-INVESTMENT GRADES – 1.2%
Industrial – 0.9%
Basic – 0.4%
Temple-Inland, Inc. 7.875%, 5/01/12	328	335,554

Capital Goods – 0.2%
Owens Corning, Inc. 7.00%, 12/01/36	150	116,983

Communications - Media – 0.3%
InterActiveCorp. 7.00%, 1/15/13	265	285,301

		737,838

Financial Institutions – 0.3%
Finance – 0.3%
Countrywide Financial Corp. 6.25%, 5/15/16	318	279,810

Total Corporates - Non-Investment Grades (cost $1,076,927)		1,017,648

SHORT-TERM INVESTMENTS – 0.5%
Time Deposit – 0.5%
State Street Euro Dollar 1.50%, 5/01/08 (cost $414,383)	414	414,383

Total Investments – 98.6% (cost $88,026,653)		85,589,032
Other assets less liabilities – 1.4%		1,241,318

Net Assets – 100.0%		$86,830,350

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate market value of these securities amounted to $545,903 or 0.6% of net assets.

(b)	Variable rate coupon, rate shown as of April 30, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2008

Assets
Investments in securities, at value (cost $88,026,653)	$85,589,032
Cash	73,077
Interest receivable	1,388,071
Receivable for shares of beneficial interest sold	117,710

Total assets	87,167,890

Liabilities
Payable for shares of beneficial interest redeemed	197,848
Dividends payable	139,692

Total liabilities	337,540

Net Assets	$86,830,350

Composition of Net Assets
Shares of beneficial interest, at par	$91
Additional paid-in capital	90,188,517
Undistributed net investment income	70,667
Accumulated net realized loss on investment transactions	(991,304)
Net unrealized depreciation on investments	(2,437,621)

$86,830,350

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 9,083,077 common shares outstanding)	$9.56

See notes to financial statements.

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2008

Investment Income
Interest	$5,040,453

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions	(930,338)
Net change in unrealized appreciation/depreciation of investments	(2,081,113)

Net loss on investment transactions	(3,011,451)

Contribution from Adviser (see Note B)	15,585

Net Increase in Net Assets from Operations	$2,044,587

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2008	December 11, 2006(a) to April 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,040,453	$1,736,913
Net realized gain (loss) on investment transactions	(930,338)	9,701
Net change in unrealized appreciation/depreciation of investments	(2,081,113)	(356,508)
Contribution from Adviser (see Note B)	15,585	– 0	–

Net increase in net assets from operations	2,044,587	1,390,106
Dividends to Shareholders from
Net investment income	(5,040,453)	(1,736,913)
Transactions in Shares of Beneficial Interest
Net increase	699,311	89,373,712

Total increase (decrease)	(2,296,555)	89,026,905
Net Assets
Beginning of period	89,126,905	100,000

End of period (including undistributed net investment income of $70,667 and $0, respectively)	$86,830,350	$89,126,905

(a)	Commencement of operations.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently having one separate portfolio: AllianceBernstein Corporate Income Shares (the “Portfolio”). AllianceBernstein Corporate Income Shares is considered to be a separate entity for financial reporting and tax purposes. The Portfolio commenced investment operations on December 11, 2006. Prior to the commencement of investment operations on December 11, 2006, the Portfolio had no operations other than the sale to the Adviser of 10,000 Portfolio shares for $10 each for the aggregate amount of $100,000 on May 17, 2006.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-free programs sponsored and maintained by certain registered investment advisers approved by the Adviser. The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

During the year ended April 30, 2008, the Adviser reimbursed the Portfolio $15,585 for trading losses incurred due to a trade entry error.

The Portfolio has entered into a Distribution Agreement (the “Agreement”) with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Underwriter receives no fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. ABIS receives no fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$34,191,608	$35,081,194
U.S. government securities	16,283,854	14,432,444

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$88,042,784

Gross unrealized appreciation	619,947
Gross unrealized depreciation	(3,073,699)

Net unrealized depreciation	$(2,453,752)

NOTE D

Capital Stock

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2008	December 11, 2006(a) to April 30, 2007	Year Ended April 30, 2008	December 11, 2006(a) to April 30, 2007
Class A
Shares sold	2,530,105	11,158,611	$24,484,305	$110,808,510

Shares redeemed	(2,456,360)	(2,159,279)	(23,784,994)	(21,434,798)

Net increase	73,745	8,999,332	$699,311	$89,373,712

(a)	Commencement of operations

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk — In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2008 and April 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$5,040,453	$1,736,913

Total taxable distributions	5,040,453	1,736,913

Total distributions paid	$5,040,453	$1,736,913

As of April 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$210,359
Accumulated capital and other losses	(975,173	)(a)
Unrealized appreciation/(depreciation)	(2,453,752	)(b)

Total accumulated earnings/(deficit)	$(3,218,566	)(c)

(a)

On April 30, 2008, the Fund had capital loss carryforward of $591,158 which expires in the year 2016. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the fiscal year ended April 30, 2008, the Fund deferred to May 1, 2008, post-October capital losses of $384,015.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences due to consent fee reclassification and dividend redesignation, resulted in an increase to both undistributed net investment income and accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Notes to Financial Statements

“market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On October 31, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended April 30, 2006-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30, 2008	December 11, 2006(a) to April 30, 2007
Net asset value, beginning of period	$ 9.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.56	.21
Net realized and unrealized loss on investment transactions	(.33)	(.11)

Net increase in net asset value from operations	.23	.10

Less: Dividends
Dividends from net investment income	(.56)	(.21)

Net asset value, end of period	$ 9.56	$ 9.89

Total Return
Total investment return based on net asset value(c)	2.38%	1.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,830	$89,127
Ratio to average net assets of:
Net investment income	5.73%	5.58	%(d)
Portfolio turnover rate	58%	33%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Trustees and Shareholders

AllianceBernstein Corporate Income Shares

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Corporate Income Shares (the Portfolio) as of April 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Corporate Income Shares as of April 30, 2008, and the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 20, 2008

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Fund designates 100% of its ordinary dividends as qualified interest income.

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
David H. Dievler(1)(2)
John H. Dobkin(1)
Michael J. Downey(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar(3), Senior Vice President

Ranjani Nagaswami, Senior Vice President

Lawrence J. Shaw(3), Senior Vice President

Shawn E. Keegan(3), Vice President

Joel J. McKoan(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan, Joel J. McKoan, Jeffrey S. Phlegar, and Lawrence E. Shaw are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2004)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	98	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, + 75 (2004)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	100	None

David H. Dievler, #,**** 78 (2004)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	99	None

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 66 (2004)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	98	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	98	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	98	Intel Corporation (semi- conductors) and Cirrus Logic Corporation (semi- conductors)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	98	None

Marshall C. Turner, Jr., # 66 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook, and member of the Advisory Board of Sustainable Forestry Management Limited.	98	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

****	Retiring effective June 30, 2008.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles, 42	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

Jeffrey S. Phlegar, 42	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

Ranjani Nagaswami, 44	Senior Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Lawrence J. Shaw, 57	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Shawn E. Keegan, 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2003.

Joel J. McKoan 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since September 2003 and Director of the Global Credit Team. Prior thereto, he was a Managing Director at UBS Warburg where he headed the North American Debt Syndicate Group from 2000 to 2003. In addition, Mr. McKoan was Global Co-Head of the CDO Group at UBS Warburg from 2002 to 2003, and a Managing Director at PaineWebber (acquired by UBS in 2000), where he managed the UBS Credit Trading Group since prior to 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

Joseph J. Mantineo, 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Trustees and Officers Information

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Thomas R. Manley, 56	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser at a meeting held on October 30-November 1, 2007. AllianceBernstein Corporate Income Shares is the Fund’s sole portfolio or series and is referred to as the “Fund”.

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees did not consider historical information about the profitability of the Fund to the Adviser as the Fund did not commence operations until December 2006. The trustees considered that while the Adviser does not receive any advisory fee from the Fund or expense reimbursement, it does receive fees paid by the wrap fee program sponsors. They also noted that the Adviser bears certain costs in providing services to the Fund and in paying its ordinary expenses.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable to it by the wrap fee program sponsors whose clients invest in the Fund. The trustees noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the performance of the Fund

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

as compared to funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Fund’s performance as compared to the Lehman Brothers U.S. Credit Index (the “Index”), in each case for the period ended July 31, 2007 over the since inception period (December 2006 inception). The trustees noted that on a gross return basis, the Fund was in the 5th quintile of the Performance Universe and that the Fund underperformed the Index in the period. Based on their review, and noting the recent inception date of the Fund, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families under a wrap fee program similar to that of the Fund as well as expense ratio information. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. The trustees noted that although the Adviser’s fee arrangements with the Sponsors vary, a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Fund level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The trustees reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients higher fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income taxable). The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

Since the Fund does not bear ordinary expenses, the trustees did not consider comparative expense information.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current wrap-fee program sponsors declines at a breakpoint based on total assets managed by the Adviser for the wrap-fee program sponsor.

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Trust is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients. Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for

1	It should be noted that the Senior Officer’s evaluation was completed on October 18, 2007.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act. Set forth below are the Portfolio’s annual operating expenses in percentages:

Annual Operating Expenses	%
Advisory Fees[3]	0.35%
Distribution Fees	0.00%
Other Expenses	0.00%
Fee Waiver/Reimbursements	-0.35%

Net Expenses	0.00%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

3	This amount reflects the portion of the wrap fee the expected initial client is expected to pay to the Adviser for managing and bearing all expenses of the Portfolio.

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio, a retail mutual fund that has a somewhat similar investment strategy as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio:

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Corporate Income Shares Portfolio	AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT	FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fee arrangements for the Portfolio with those for other investment companies receiving similar services from other investment advisers. Each peer selected by Lipper had a similar fee arrangement as that of the Portfolio. The net of the management fees 4 plus other expenses incurred, and subsequently fully reimbursed by the investment adviser, for each of the Portfolio’s peers ranged from 32 to 40 basis points.

III. COSTS	TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

4	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser did not report historical profitability information for the Portfolio since the Portfolio commenced operations late in December 2006.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,5 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli 6 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

5	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

6	The Deli study was originally published in 2002 based on 1997 data.

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

The information below, prepared by Lipper, shows the since inception gross performance return of the Portfolio relative to its Lipper Performance Universe (“PU”) for the period ended July 31, 2007:

	Portfolio Return (%)	PU Median (%)	PU Rank
Since Inception[7]	0.97	1.74	19/23

Set forth below are the since inception8 net performance returns of the Portfolio (in bold) and its benchmark:9

Periods Ending July 31, 2007 Annualized Performance
Since Inception(%)
Corporate Income Shares	-0.07
Lehman Brothers U.S. Credit Index	1.11
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

7	Nearest month end after inception date.

8	The benchmark since inception performance returns is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmarks, the Portfolio’s since inception performance return is from the Portfolio’s actual inception date.

9	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2007.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

NOTES

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0408

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit-Related
		Audit Fees	Fees	Tax Fees
AB Corp Income Shares	2007	N/A	N/A	N/A
	2008	N/A	N/A	N/A

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2007	$846,538	$ — $ — $ —
	2008	$368,000	$ — $ — $ —

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: June 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 30, 2008